AT-THE-MARKET (ATM) SALES AGREEMENT WITH BTIG	6 Months Ended
Jun. 30, 2020
Disclosure of issuances of share capital and warrants [Abstract]
AT-THE-MARKET ("ATM") SALES AGREEMENT WITH BTIG
NOTE 4 –   AT-THE-MARKET (“ATM”) SALES AGREEMENT WITH BTIG

In October 2017, the Company entered into an at-the-market (“ATM”) sales agreement with BTIG, LLC (“BTIG”), pursuant to which the Company was entitled, at its sole discretion, offer and sell through BTIG, acting as sales agent, ADSs having an aggregate offering price of up to $30.0 million throughout the period during which the ATM facility remains in effect. The Company agreed to pay BTIG a commission of 3.0% of the gross proceeds from the sale of ADSs under the facility.

During the six-month period ended June 30, 2020, the Company issued a total of 676,750 ADSs for total net proceeds of $1.4 million under the ATM facility. From the effective date of the agreement through June 30, 2020, an aggregate of 2,923,552 ADSs were sold under the facility for total gross proceeds of approximately $13.0 million. In April 2020, the Company filed a prospectus supplement reducing the available balance under the facility to approximately $8.5 million. In May 2020, in connection with the registered direct offering (see Note 5), the Company terminated the prospectus supplement and, accordingly, no sales may be made under the facility at the present time.